Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill [Abstract]
GOODWILL
22. GOODWILL

The change in goodwill for the year ended December 31 is due to the following:

millions of Canadian dollars	2017	2016
Balance, January 1	$6,213	$264
Acquisition of TECO Energy as at July 1, 2016 (note 4)	-	5,771
Change in foreign exchange rate	(408)	178
Balance, December 31	$5,805	$6,213

Goodwill on Emera’s Consolidated Balance Sheets relates to the acquisitions of TECO Energy (refer to note 4), Emera Maine and GBPC. Goodwill is subject to an annual assessment for impairment at the reporting unit level. Emera’s reporting units with goodwill are Tampa Electric, PGS, New Mexico Gas, Emera Maine and GBPC.

A qualitative assessment was performed for Tampa Electric, PGS, New Mexico Gas, and GBPC, concluding that the fair value of the reporting units exceeded their carrying value, and as such, no quantitative assessment was performed.

Emera elected to bypass the qualitative assessment for Emera Maine and used a discounted cash flow analysis to determine the fair value of the reporting unit. The discounted cash flow analysis relies on management’s best estimate of the reporting units’ projected cash flows. It includes an estimate of terminal values based on these expected cash flows using a methodology which derives a valuation using an assumed perpetual annuity based on the entity’s residual cash flows. The discount rate is a market participant rate based on a peer group of publicly traded comparable companies and represents the weighted average cost of capital of comparable companies.

The Company determined the fair value of reporting units exceed their book value and related goodwill carrying amounts at December 31, 2017 and December 31, 2016, resulting in no impairment charge. Significant assumptions used in estimating the fair value include discount and growth rates, valuation of NOLs, utility sector market performance and transactions, projected operating and capital cash flows and the calculation of the terminal value. Adverse changes in assumptions described above could result in a future material impairment of the goodwill assigned to Tampa Electric, PGS, New Mexico Gas, Emera Maine or GBPC.